                                JOINT AGREEMENT

    THIS JOINT AGREEMENT (this "Agreement") is made as of November 7th,
1997, by and among SAMUEL R. AVILA (also known as SAM AVILA) and MARGARET J. AVILA, individually and as trustees under declaration of trust dated August 16, 1989, and MARGARET J. AVILA and VALARIE BASSETTI (also known as VALARIE BASSETTI), a successor co-trustees of the testamentary test of Joseph Labarere, deceased (collectively, "Owners"), CENTRAL COAST FEDERAL LAND BANK ASSOCIATION, FLCA ("Lender"), SCHEID VINEYARDS AND MANAGEMENT CO., a California corporation ("Scheid"), CANANDAIGUA WINE COMPANY, INC., a New York corporation, successor by merger to CANANDAIGUA WINE COMPANY, INC., a Delaware corporation, and CANANDAIGUA WEST, INC., a New York Corporation ("Canandaigua")(Canandaigua and Scheid are together referred to herein as "Lessees").

                                   RECITALS

   A. Owners are, or will be, indebted to Lender under Lender's loan no. 0500564700 ("Loan") for the amount of $733,000. The Loan is/will be evidenced and secured by a deed of trust dated October 22, 1997, ("Deed of Trust") to be recorded against that certain real property located in Monterey County, California ("Property") and which is described in the Deed of Trust. The Loan also is/will be evidenced by a Promissory Note dated October 22, 1997, as well as various other loan documents, security agreements, UCC filings and other instruments (hereinafter collectively referred to as "Loan Documents").

    B. Owners and Scheid have entered into that certain Lease dated as of January 1, 1997 (the "Scheid Lease"), with respect to a portion of the Property.

    C. Owners and Canandaigua, have entered into that certain Lease dated as of January 1, 1997 ("Canandaigua Lease" and, together with the Scheid Lease, the "Leases"), with respect to a portion of the Property.

                                   AGREEMENT

    NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. CONSENT TO LEASES: Lender hereby acknowledges the entry by Owners into the Leases and agrees that such entry by Owners into the Leases does not, by itself, constitute a default or event of default by Owners under the Loan Documents; provided, however, that Lender, by such acknowledgment and agreement, shall not be construed as having subordinated or otherwise impaired in any manner whatsoever its liens and interests pursuant to the Loan Documents to any liens or interests evidenced by or related to the Leases, except as otherwise specifically set forth in this Agreement or in the Non-Disturbance and Attornment Agreement (as hereinafter defined).

         Concurrently herewith, Lender shall enter into separate non-disturbance and attornment agreements (each "a Non-Disturbance and Attornment Agreement") with each of Canandaigua and Scheid with respect to each of the Leases. Such agreements shall be in the forms attached hereto as Exhibits A-1 and A-2. The Non-Disturbance and Attornment Agreement shall be in recordable form and shall be recorded by Lender concurrently with the recordation of the Deed of Trust.

    2. SUBORDINATION OF LEASES. Except as otherwise specifically set forth in this Agreement or in the Non-Disturbance and Attornment Agreement, it is understood and agreed that the Leases are and shall remain fully junior and subordinate to the liens and interests of Lender pursuant to the Loan Documents, including any renewals, modifications, consolidations, replacements and extensions of the Loan.

    3. LEASE PAYMENTS. By this Agreement and pursuant to the terms of the Deed of Trust, Owners hereby direct Lessees to pay to Lender all payments due and owing to Owners under the Leases. Lessees shall make all checks payable to "Central Coast Federal Land Bank Association, FLCA" and mail them to Lender at the address shown below its signature hereto. Lessees will continue to make all payments under the Leases to Lender until otherwise notified in writing by Owners AND Lender. Lender agrees to apply to the Loan a sufficient amount of said Lease payments each year to make the semi-annual installments on the Loan.

    4. NOTICE OF DEFAULT AND OPPORTUNITY TO CURE. Upon the occurrence of any default or event of default under the Loan Documents (each, a "Loan Event"), Lender shall (a) simultaneously provide Lessees with any written notice provided to Owners with respect thereto or, in the event no notice to Owners is required by the Loan Documents with respect thereto, provide Lessees with prompt written notice thereof and (b) provide Lessees with the opportunity to cure such Loan Event within a period of forty-five (45) days after the date of such notice (the "Cure Period"). Notwithstanding any terms of the Loan Documents to the contrary, during any such Cure Period, Lender agrees not to accelerate the maturity of the Loan nor to assert any other rights or remedies available to it under the Loan Documents, at law or in equity, other than as may be necessary or desirable in the reasonable business judgment of Lender to preserve and protect (but not enforce) its liens and interest pursuant to the Loan Documents or any other collateral serving as security of the Loan.

    5. CURE BY LESSEES. Owners and Lessees hereby agree that, in the event that either or both Lessees elect to cure any Loan Event, such Lessee shall be entitled to a credit against the next succeeding installment(s) of rentals due under its Lease with Owners in an amount equal to (a) the payment made by such Lessee to cure such Loan Event, plus (b) interest thereon, from the date of such cure payment to the date(s) of the rental installment(s) against which such cure payment is credited, at a rate of ten percent (10%) per annum. Solely as an agreement between Lessees, in the event either Lessee elects to cure any such Loan Event, Lessees shall jointly make such cure payment and agree that the amount of the cure payment shall be prorated between them as follows: 60% to Scheid and 40% to Canandaigua. Lessees shall not have any obligation to cure a default by Owners and Lessees shall not have any liability under the Loan Documents.

    6. DISCLAIMERS OF CROP LIENS OR INTERESTS. Each of Lender and Owners hereby disclaim any lien or interest in the crops growing or to be grown and owned by the Lessees on the Property in accordance with the Leases; Lender specifically retains its liens and interests upon crops owned by Owners. Lender agrees to execute, deliver, record and file such further documents and instruments (including, without limitation, amendments to the Financing Statements) as may be reasonably requested from time to time by Lessees to evidence the foregoing disclaimer. Lender represents and warrants that Lender is the sole holder of the security interests evidenced by the Financing Statements and has the power and authority to agree to the foregoing disclaimer.

    7. NOTICES. Any notices to be given hereunder will be deemed to have been given if (a) personally served upon the party to whom it is directed or
(b) deposited in the United States mail registered or certified, addressed to whom it is directed at the address shown below its signature hereto, or at such other address as such party hereafter may designate for notices hereunder.

    8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

    9. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California without application of the conflicts of laws provisions thereof.

    10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective theirs, legal representatives, successors and assigns.

    11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof, and may not be amended, modified or terminated, in whole or in part, except by an instrument in writing signed by the parties hereto or their respective successors or assigns. It is understood and agreed that nothing contained in this Agreement shall be construed in any manner whatsoever as limiting or otherwise impairing Lender from modifying or amending the Loan Documents or otherwise servicing the Loan, including, without limitation, releasing or otherwise modifying any collateral therefor, nor shall any notice to or consent of Lessees be required with respect thereto except as otherwise specifically set forth herein.

    12. LOAN DOCUMENTS. The Loan Documents shall not be cross-defaulted or cross-collateralized with any other loans made to Owners or any related party.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   OWNERS


                                  /s/ SAMUEL R. AVILA
                                  -------------------------------------------
                                  SAMUEL R. AVILA, individually and as trustee
                                  under declaration of trust dated August
                                  16, 1989

                                  Address:   P.O. Box 419
                                             San Ardo, California 93450


                                  /s/ MARGARET J. AVILA
                                  -------------------------------------------
                                  MARGARET J. AVILA, individually and as trustee under declaration of trust dated August 16, 1989, and as successor co-trustee of the testamentary trust of Joseph Labarere, deceased

                                  Address:   P.O. Box 419
                                             San Ardo, California 93450


                                  /s/ VALERIE BASSETTI
                                  -------------------------------------------
                                  VALERIE BASSETTI, as successor co-trustee of
                                  testamentary trust of Joseph Labarere,
                                  deceased

                                  Address:   c/o Valerie Bassetti
                                             402 Bassett Street
                                             King City, California 93930


                                                  LENDER


                                  CENTRAL COAST FEDERAL LAND BANK
                                  ASSOCIATION, FLCA

                               By: /s/ JOHN R. GOLDSMITH
                                  -------------------------------------------
                                  John R. Goldsmith, Vice President

                                  Address:   P.O. Box 1557
                                             Paso Robles, California 93447

                      (SIGNATURES CONTINUED ON NEXT PAGE)

                                                  LESSEES


                                  SCHEID VINEYARDS AND MANAGEMENT CO.

                                  By: /s/ HEIDI M. SCHEID
                                     -----------------------------------------
                                  Name: Heidi M. Scheid
                                  Title:  Vice President Finance

                                  Address:   13470 Washington Boulevard
                                             Marina del Rey, California 90292


                                  CANANDAIGUA WINE COMPANY, INC.

                                  By: /s/ RONALD FONDILLER
                                     ----------------------------------
                                  Name:
                                  Title:  Assistant Secretary

                                  Address:   116 Buffalo Street
                                             Canandaigua, New York 14424

Omitted Exhibits:

     (a) Exhibit A-1, Non-Disturbance and Attornment Agreement, by and between Central Coast Federal Land Bank Association, FLCA, Samuel R. Avila (also known as Sam Avila) and Margaret J. Avila, individually and as trustees under declaration of trust dated August 16, 1989, and Margaret J. Avila and Valarie Bassetti (also known as Valerie Bassetti), as successor co-trustees of the testamentary trust of Joseph Labarere, deceased, and Scheid Vineyards and Management Co.

     (b) Exhibit A-2, Non-Disturbance and Attornment Agreement, by and between Central Coast Federal Land Bank Association, FLCA, Samuel R. Avila (also known as Sam Avila) and Margaret J. Avila, individually and as trustees under declaration of trust dated August 16, 1989, and Margaret J. Avila and Valarie Bassetti (also known as Valerie Bassetti), as successor co-trustees of the testamentary trust of Joseph Labarere, deceased, Canandaigua Wine Company, Inc., a New York Corporation, successor by merger to Canandaigua West, Inc., a New York corporation and Canandaigua Wine Company, Inc., a Delaware corporation.